Exhibit 10.18

Tennessee Valley Authority

Coal Supply & Origination

1101 Market Street, MR 2D

Chattanooga, Tennessee 37402-2801

CONTRACT SUPPLEMENT

TO:	Armstrong Coal Company	Supplement No.	10
	7733 Forsyth Boulevard - Suite 1625	Date	June 26, 2013
	St. Louis, Missouri 63105	Group-Contract No.	612-40958
		Plant	Various
		Name of Mine	Various

Attention: Mr. Martin Wilson

Armstrong Coal Company (“Armstrong”) and the Tennessee Valley Authority (“TVA”) hereby agree to revise TVA Group-Contract No. 612-40958, as previously amended by Supplement Nos. 1-9, (the “Contract”) as provided below, which shall be effective June 26, 2013.

1.	As provided in Supplement No. 8 dated March 29, 2013, the Annual Contract Tonnage for Contract Year 2013 was established to be 1,875,000 tons (which is the combined tonnage of 1,000,000 Base Tonnage, 500,000 Option Tonnage, and 375,000 Additional Option Tonnage).

2.	TVA has elected to exercise its right to 125,000 tons of Additional Option Tonnage for 4Q 2013 as referenced in Subsection 2.1.2 of the Contract.

3.	Per this Supplement No. 10, the Annual Contract Tonnage for Contract Year 2013 would be increased from 1,875,000 tons to 2,000,000 tons (which is the combined tonnage of 1,000,000 Base Tonnage, 500,000 Option Tonnage, and 500,000 Additional Option Tonnage).

4.	All other provisions of the Contract remain unchanged.

Please complete the acceptance on page 2 and return the copy of this Contract Supplement to this office. You should retain the original for your file. The acceptance date of this Supplement No. 10 shall be the date on which both parties have signed a copy thereof.

(Signature Page Follows)

TVA RESTRICTED INFORMATION

Accepted Armstrong Coal Co.		TENNESSEE VALLEY AUTHORITY
Company
By	/s/ Martin D. Wilson	[ILLEGIBLE]
Signature		Signature

President		Manager Coal Acquisition
Title		Title

6/26/13		6/26/13
Date		Date

TVA RESTRICTED INFORMATION